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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




We hereby consent to the incorporation by reference of our report dated March 19, 1999, relating to the consolidated financial statements of Westmark Group Holdings, Inc. and Subsidiary appearing in such company's Annual Report on Form 10-KSB for the year ended December 31, 1998.




                                                  /s/ RACHLIN COHEN & HOLTZ LLP
                                                  -----------------------------
                                                  RACHLIN COHEN & HOLTZ LLP


Fort Lauderdale, Florida
March 30, 1999